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BJB INVESTMENT FUNDS
ACCOUNT APPLICATION                                         PLEASE PRINT OR TYPE

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 1. ACCOUNT REGISTRATION

    Name(s) in which account is to be registered:

    Individual _________________________________________________________________

    Social Security Number _____________________________________________________

    Joint Owner ________________________________________________________________
                             (If Joint Tenancy, use Social Security Number
                                    of first Joint Tenant shown.)

OR  Uniform Transfer to Minor: _________________________________________________
                                         Custodian Name (one custodian only)

    Under the ______________________________ Uniform Transfer to Minors Act or
    similar act.           State

    Custodian for ______________________________________________________________
                                       Minor's Name (one minor only)

    Minor's Social Security Number _____________________________________________

OR  / / Trust  / / Corporation  / / Other ______________________________________
                                                    (please specify)

    Trust/Corporate Name _______________________________________________________

    Trust Date ______________  Taxpayer Identification Number __________________

    Additional forms, such as a Corporate Resolution, may be required. Call 1-800-435-4659 for information.

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 2. MAILING ADDRESS

    Address for reports and statements:

    ____________________________________________________________________________
    Street Address                                              Apt.

    ____________________________________________________________________________
    City                  State                             Zip Code

    Telephone Number ___________________________________________________________

    Non Resident Alien:    / / No  / / Yes _____________________________________


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 3. FUND SELECTION AND INITIAL INVESTMENT

    With as little as $2,500, you can invest in the BJB Investment Funds. Please be sure to read the current Prospectus carefully before investing or sending money. You may request an additional Prospectus by calling 1-800-435-4659.

                                                      Investment Amount
    BJB GLOBAL INCOME FUND                $ ____________________________________

    BJB INTERNATIONAL EQUITY FUND         $ ____________________________________

                  Total Amount Invested:  $ ____________________________________

    / / By check (Payable to the BJB Investment Funds or the Fund in which you are investing.)

    / / By wire (Call 1-800-435-4659 for wire instructions.)

        ______________________________________________________________
        (Account number assigned by Bank from which assets were wired.)

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 4. DIVIDENDS AND CAPITAL GAINS

    (Check one - If none checked 'A' will be assigned.)

    / / A. Reinvest dividends and capital gains in additional Fund shares.

    / / B. Pay dividends in cash, reinvest capital gains in additional Fund shares.

    / / C. Pay dividends and capital gains in cash.

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 5. TELEPHONE EXCHANGES AND REDEMPTIONS

    Unless indicated below, I hereby authorize Unified Advisers, Inc. ('Unified'), BJB Investment Funds' Transfer Agent, to accept and act upon telephone instructions regarding exchange and redemption transactions for my account(s).

    / / I DO NOT want shares in my account(s) to be exchanged or redeemed by telephone.

    For more information, please refer to the current Prospectus.


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 6. WIRE REDEMPTION PRIVILEGE (OPTIONAL)

    / / Wire redemptions permit proceeds of redemption requests initiated by telephone or letter to be transmitted via Fed Wire to Fed member banks.

     Account of ________________________________________________________________
                                       Name(s) on account

     Name of person(s) able to act on behalf of account ________________________
                                               (i.e., corporation, spouse, etc.)

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     Bank Name _________________________________________________________________

     Bank Address ______________________________________________________________
                                             Street

                 _______________________________________________________________
                 City                        State                      Zip Code

     Bank Account Number _______________________________________________________
                                    (specify Checking or Savings)

     ABA Routing Number ________________________________________________________

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 7. AUTOMATIC INVESTMENT PLAN

    / / Please send me the necessary authorization form for the Automatic
        Investment Plan, where my money can automatically be invested in my account on a regular basis.

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 8. AUTHORIZATIONS, CERTIFICATIONS AND SIGNATURES

    AUTHORIZATION

    By signing this Application, I(we) certify that I(we) have full right, power, authority, and legal capacity to purchase shares of the Fund and affirm that I(we) have received a current Prospectus and agree to be bound by its terms and understand the investment objectives and policies stated therein and that all representations contained in this Application and any representations accompanying this Application pursuant to regulatory authority of any State are true.

    I(We) agree not to hold Unified or BJB Investment Funds responsible for acting under the powers I(we) have given them. I(We) also agree that all account registration information I(we) have given Unified will remain the same unless I(we) tell Unified otherwise in writing that includes a signature guarantee. I(We) also agree that this Application applies to any BJB Investment Funds into which I(we) may exchange.


    Shares of the Funds are not bank deposits and are not insured or guaranteed by the FDIC.

    TAXPAYER IDENTIFICATION

    I(We) certify under penalties of perjury that:

    (1) the social security number or taxpayer identification number shown in
        Part 1 is correct and may be used for any custodial or trust account opened for me(us) by BJB Investment Funds, and

    (2) I(We) am(are) not subject to backup withholding because the Internal Revenue Service ('IRS') (a) has not notified me(us) that I(we) am(are), as a result of failure to report all interest or dividends, or (b) has notified me(us) that I(we) am(are) no longer subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons under the Federal income tax law.

    / / Check here if you are subject to backup withholding or have not received a notice from the IRS advising you that backup withholding has been terminated.

    AUTHORIZATION:

    ____________________________________________________________________________
    Signature of Owner   Date   Title (if signing for corporation, trusts, etc.)

    ____________________________________________________________________________
    Signature of Owner   Date   Title (if signing for corporation, trusts, etc.)


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 9. FOR DEALER USE ONLY

    We hereby authorize Unified to act as our agent in connection with transactions authorized by this Application.

    ____________________________________________________________________________
    Dealer's Name

    ____________________________________________________________________________
    Main Office Address - Street

    ____________________________________________________________________________
    City                  State                             Zip Code

    ____________________________________________________________________________
    Representative's Name

    ____________________________________________________________________________
    Branch #

    ____________________________________________________________________________
    Rep #

    ____________________________________________________________________________
    Branch Address - Street

    ____________________________________________________________________________
    City                  State                             Zip Code

    ____________________________________________________________________________
    Telephone Number

    ____________________________________________________________________________
    Authorized Signature of Dealer

    ____________________________________________________________________________
    Title

      Mail Completed Application to: BJB Investment Funds, P.O. Box 6110,
                          Indianapolis, IN 46206-6110